UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2023

MarineMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	1-14173	59-3496957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 McCormick Drive Suite 200
Clearwater, Florida		33759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 727 531-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HZO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 12, 2023, MarineMax, Inc. (the “Company”) and its subsidiaries, pursuant to an accordion feature in the Credit Agreement, entered into the Second Amendment to Credit Agreement, Incremental Amendment and Floor Plan Increase (the “Amendment”) with each of the Lenders (as defined in the Amendment), Manufacturers and Traders Trust Company (the “Administrative Agent”) and Wells Fargo Commercial Distribution Finance, LLC (the “Floor Plan Agent”) modifying the Credit Agreement, dated August 8, 2022 (as amended, restated, supplemented or otherwise modified prior to the entry into the Amendment, the “Credit Agreement”), by and among the Company and its subsidiaries, the Lenders, the Administrative Agent and the Floor Plan Agent to increase the Company’s floor plan facility under the Credit Agreement.

The Amendment increased the floor plan facility as part of an accordian feature under the Credit Agreement by $200,000,000 to a total of $950,000,000. The Second Amendment Floor Plan Loan Commitments (as defined in the Amendment) shall have the same terms and provisions as those applicable to the Floor Plan Loan Commitments (as defined in the Credit Agreement) outstanding immediately prior to the Amendment.

This description of the Amendment is qualified in its entirely by reference to the complete terms and conditions of the Amendment which is expected to be filed as an exhibit to the Company’s Annual Report on Form 10-K for its fiscal year ended September 20, 2023.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.

Date:	July 17, 2023	By:	/s/ Michael H. McLamb
Michael H. McLamb Executive Vice President, Chief Financial Officer and Secretary